Annual Report

Latin America Fund

October 31, 2000

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Latin America Fund

o Stocks throughout the region lost ground during the six months ended October 31; an earlier rally provided strong gains for the 12-month period.

o The fund's returns for both the 6- and 12-month periods easily surpassed the market index and average competitor.

o We benefited from our large positions in Latin America's strongest economies, Mexico and Brazil.

o Telecommunications holdings hurt returns, but our move into financial stocks was a plus.

o We are encouraged by trends in Mexico and Brazil, but cautious about the pace of reforms in Brazil.




UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Latin American markets tumbled over the past six months after posting strong returns during the previous half year. Rapid swings are common in the region, but this time a major culprit was global concern over earnings for telecommunications and media companies. Stocks in those countries with the strongest economies-Mexico and Brazil-held up best, boosted by solid performance in the financial sector.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/00                            6 months            12 months
--------------------------------------------------------------------------------

     Latin America Fund                             0.20%               27.41%

     MSCI EMF Latin America Index                  -5.46                14.24

     Lipper Latin America
     Funds Average                                 -4.35                20.19


     Fund performance was flat for the six months ended October 31, 2000, but far superior to the losses registered by the regional MSCI index and the Lipper average of Latin America funds. A rally late in 1999 and early in 2000 lifted the fund to double-digit returns for the 12-month period, also well ahead of its benchmark index and average competitor.


MARKET AND PORTFOLIO REVIEW

     Although our holdings in telecommunications stocks hurt returns, we benefited from timely country and sector allocations. Together, Mexico and Brazil accounted for 86% of fund assets at the end of October. This focus was a major factor in the fund's strong performance versus its benchmarks as those two markets posted only modest losses during the period compared with steeper declines elsewhere in the region. Sector and stock selection also contributed positively to performance, including positions in financial stocks in Mexico and Brazil and in Petrobras, the government-controlled Brazilian oil and gas company. At the beginning of the period, we had a large position in telecommunications and media, and although these holdings had performed well in the previous six-month period, they hurt returns during the global sell-off in telecom stocks. Telecom Argentina, Embratel Participacoes, and Telesp Celular were particularly hard hit. We cut our exposure during the third quarter and used the proceeds to add to our financial stocks and to Petrobras, but about 34% of fund assets remain in the dynamic telecom and media sector.


Market Performance
--------------------------------------------------------------------------------

(In U.S. Dollar Terms)
Periods Ended 10/31/00              6 Months            12 Months
--------------------------------------------------------------------------------

Argentina                            -17.44%             -15.89%

Brazil (Free)                         -2.78               30.66

Chile                                 -9.66                1.19

Mexico                                -2.53               17.98

Peru                                 -22.50              -15.60

Venezuela                             -1.95               -2.65

Source: RIMES Online, using MSCI indices.


     Mexico's economy remains buoyant, supported by strengthening ties to the booming U.S., recovering real wages, and high oil prices. Second-quarter GDP grew at an annualized rate of 7.6%, and July retail sales were up 10.4% over the previous year. The central bank is uncomfortable with this rate of growth, but tighter monetary policy has proven relatively ineffective at slowing down the economy. While we think that a deterioration in the current account balance is inevitable as the U.S. economy slows and oil prices move back to more normal levels, we believe that Mexico's economy has moved to a higher growth path, and that the longer-term story of greater integration with the U.S. economy remains very powerful.

     Financial Stocks Do Well

     Opposition candidate Vicente Fox won convincingly in the June presidential election, triggering a brief surge in the Mexican markets and a sharp appreciation of the Mexican peso versus the dollar. But by mid-August post-election euphoria had subsided as concerns about economic overheating reemerged. The financial sector rose strongly, helping to offset the negative impact of telecom and media stocks. Following the recent takeover of Bancomer by Spanish bank BBVA and of Banco Serfin by Spanish bank BSCH, the Mexican banking system is now comfortably capitalized and fully provisioned against past-due loans. We expect a reenergized and prudently managed banking sector to provide a solid platform for sustainable economic growth over the next few years. Nevertheless, more than five years after Mexico's uncontrolled devaluation brought the banking system to the brink of collapse, the reemergence of loan growth remains elusive: second-quarter real loan growth was a tepid 3.5% over the previous year.

     We added aggressively to the newly formed Grupo Financiero BBVA Bancomer, Mexico's largest financial institution and now our fourth-largest holding. Following BBVA's cash and equity injection, the bank has been able to strengthen its balance sheet-its third-quarter coverage ratio for bad loans reached a comfortable 113%-and we believe that the new management team will achieve an impressive and sustainable improvement in profitability over the next 24 months through a combination of merger synergies and cost-cutting.

     More Competition for Cellular

     Telmex-Mexico's largest cellular company and the fund's largest holding-held up better than many telecom companies but was nevertheless down just over 8% during the period. The company announced plans to spin off its cellular and international divisions into a separately listed company to be called America Movil, which will enter into a joint venture with Bell Canada/SBC. This should focus investor interest on the value of these fast-growing but capital-absorbing parts of Telmex's business. On the other hand, Mexican regulators look ready to force the company to allow competitors greater access to its domestic network. This, combined with an inevitable cut in the interconnection rates that Telmex charges competitors, will put pressure on margins in its fixed-line phone service, but we believe that the high-growth cellular and data business (around 25% of total revenues) will be relatively unaffected by the changing regulatory environment.

     Brazil Remains on Track

     The economic recovery in Brazil remains on track. Second-quarter GDP grew at almost 4% annualized, and despite an upward blip in July and August, we expect inflation to fall to 7% in 2000-an impressive performance just one year after the uncontrolled devaluation. The budget numbers have also been encouraging. August's surplus was $3.5 billion, well ahead of expectations, and the nominal deficit this year looks to be less than 4% of GDP, despite the discovery of yet another financial "skeleton in the cupboard." This time, a compulsory retirement and unemployment fund was found to have earned insufficient real rates of return during the hyperinflationary period of the late '80s and early '90s, representing a new public liability of around $20 billion, or 3.5% of GDP.

     As in Mexico, the banking sector helped counteract poor performance of telecom stocks. Brazilian banks have adapted well to lower interest rates and remain among the most profitable banks in the region in spite of their high cost structure. As in other parts of the world, the Brazilian telecom sector was very weak. Auctions for three PCS (personal communication services) licenses per region are now scheduled for the first quarter of 2001, and analysts fear that the market is not big enough to absorb so many new players. Having witnessed the carnage of markets with too many aggressive players in other parts of the world, we cut our position in Telebras accordingly.

     Geographic Diversification

     Mexico  Brazil   Argentina   Chile   Other and Reserves   Venezuela   Spain

      48       38         4         4             3                2         1

     Based on net assets as of 10/31/00.

     As mentioned earlier, in August we purchased shares of oil and gas company Petrobras as the Brazilian government sold off some of its ownership in the company. New private sector management is rapidly changing the corporate culture toward one of shareholder value creation, and we were attracted by the company's clear and ambitious profitability targets, an industry-leading production growth profile, around 20 years' worth of reserves, and world-class deepwater technology.

     Picture Clouded Elsewhere in Region

     Argentina's embryonic recovery, which showed signs of picking up toward the end of 1999, was cut short by a round of tax increases introduced by the incoming de la Rua administration. The economy once again seems to be stuck in a deflationary rut-third-quarter GDP growth was close to zero, consumer prices continue to fall, and fiscal deficit targets set by the International Monetary Fund will once again be overshot. Argentina's relative competitiveness has deteriorated sharply over the past couple of years, as the Brazilian real and other currencies in the region have devalued while Argentina has maintained its peg to the strong U.S. dollar. This monetary discipline should force through reforms and cost-cutting measures, but the evidence so far is not encouraging. In the absence of the necessary reform measures, currency convertibility is strangling the economy. We cut our position in Telecom Argentina, which has to contend with sweeping deregulation of what was until recently a comfortable regional monopoly. At the same time, we added to energy conglomerate Perez Companc, whose oil production growth profile in Venezuela looks intriguing. Our allocation to Argentina ended the period at 4%, down slightly from April.


Industry Diversification
--------------------------------------------------------------------------------

                                                      Percent of Net Assets
                                                   4/30/00             10/31/00
--------------------------------------------------------------------------------

     Services                                       56.1%                43.3%

     Finance                                        14.5                 19.8

     Energy                                         11.0                 14.9

     Consumer Goods                                 10.1                 14.4

     Materials                                       4.4                  4.3

     Reserves                                        3.9                  3.3
--------------------------------------------------------------------------------

     Total                                         100.0%               100.0%

     Even though the Chilean economy has rebounded strongly-second-quarter GDP was up 6.1% from the previous year-consumers have remained surprisingly quiet, perhaps waiting for confirmation of recovery and the sustainability of the pickup in copper prices, which bottomed in the middle of 1999. Once again, we found few interesting growth ideas in this market, although we added slightly to Coca-Cola bottler Embotelladora Andina, which enjoyed solid volume growth in both Chile and Brazil and margin expansion in all its regions. Our allocation to Chile ended the period at 4% of fund assets.

     Venezuela (2% of assets) is enjoying the windfall benefits of current high oil prices, but still only managed GDP growth of 2.6% in the second quarter after a sharp contraction in 1999. The left-leaning President Chavez has introduced price and wage controls, and the political risks are high. We continue to hold CANTV, the dominant telecom provider, which is churning out considerable free cash flow and remains one of the cheapest telecom stocks in the world.

     We are basically staying clear of Peru (0.1% of fund assets) and Colombia (0%). Both countries are suffering serious political upheaval. President Fujimori of Peru was forced to announce his resignation shortly after widely discredited elections had returned him to power. At this stage, a peaceful transfer of power looks highly uncertain. The situation in Colombia deteriorates day by day, with violence relating to the well-financed guerrilla insurgency on the rise.


OUTLOOK

     We are encouraged by developments in Mexico, where the broadening of democracy, greater integration with the U.S. economy, and the recapitalization of the banking sector all bode well for sustainable long-term economic development. While we believe Brazil is still a long way behind, notably in developing a competitive manufacturing export base, we recognize that progress since the devaluation has been well ahead of expectations, particularly regarding the government's finances. Nevertheless, we already sense a loss of momentum in the Brazilian reform process, and are cautious about prospects for the broadening and deepening of key reforms prior to presidential elections in 2002.

     Respectfully submitted,



     John R. Ford
     President, T. Rowe Price International Funds, Inc.

     November 18, 2000



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                   Percent of
                                                                   Net Assets
                                                                    10/31/00
--------------------------------------------------------------------------------

     Telefonos de Mexico (Telmex), Mexico                            15.6%

     Petroleo Brasileiro (Petrobras), Brazil                         12.7

     Grupo Financiero Banamex, Mexico                                 5.8

     Grupo Financiero BBVA Bancomer, Mexico                           5.5

     Telebras, Brazil                                                 5.2

--------------------------------------------------------------------------------

     Ambev, Brazil                                                    4.5

     Grupo Televisa, Mexico                                           4.4

     Pao de Acucar, Brazil                                            4.1

     Fomento Economico Mexicano, Mexico                               3.3

     Banco Itau, Brazil                                               2.9

--------------------------------------------------------------------------------

     Wal-Mart de Mexico, Mexico                                       2.3

     Cemex, Mexico                                                    2.3

     Companhia Vale do Rio Doce, Brazil                               2.1

     Coca-Cola Femsa, Mexico                                          2.0

     Grupo Iusacell, Mexico                                           1.8

--------------------------------------------------------------------------------

     Unibanco, Brazil                                                 1.6

     Compania Anonima Nacional Telefonos de
       Venezuela (CANTV), Venezuela                                   1.6

     Enersis, Chile                                                   1.6

     Perez Companc, Argentina                                         1.5

     Grupo Modelo, Mexico                                             1.4

--------------------------------------------------------------------------------

     Banco Frances del Rio de la Plata, Argentina                     1.4

     Grupo Elektra, Mexico                                            1.4

     Tele Norte Leste Participacoes, Brazil                           1.3

     Telefonica, Spain                                                1.2

     Embratel Participacoes, Brazil                                   1.1

--------------------------------------------------------------------------------

     Total                                                           88.6%


     Note: Table excludes reserves.




T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


     Latin America Fund
     ---------------------------------------------------------------------------

                     EMF MSCI            Lipper
                        Latin             Latin             Latin
                      America           America           America
                         Fund             Index              Fund

     12/93             10000              10000             10000
     10/94             12179              10448             10320
     10/95              8363               7311              6490
     10/96             10315               8881              8211
     10/97             12796              10632              9848
     10/98              9214               7321              7492
     10/99             11164               8286              8508
     10/00             12754              10005             10841


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
     Periods Ended 10/31/00   1 Year  3 Years   5 Years    Inception        Date
     ---------------------------------------------------------------------------

     Latin America Fund       27.41%   3.25%     10.81%       1.19%     12/29/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                             Year
                            Ended
                         10/31/00   10/31/99   10/31/98   10/31/97   10/31/96
NET ASSET VALUE
Beginning of period      $   8.03   $   7.22   $   9.60   $   8.14   $   6.49

Investment activities
  Net investment
  income (loss)              0.05       0.09       0.16       0.13       0.10

  Net realized
  and unrealized
  gain (loss)                2.14       0.86      (2.45)      1.44       1.60

  Total from
  investment
  activities                 2.19       0.95      (2.29)      1.57       1.70

Distributions

  Net investment income     (0.04)     (0.14)     (0.12)     (0.11)     (0.06)

  Net realized gain            --         --         --      (0.03)        --

  Total distributions       (0.04)     (0.14)     (0.12)     (0.14)     (0.06)

Redemption fees added
to paid-in-capital           0.01         --       0.03       0.03       0.01

NET ASSET VALUE
End of period              $10.19      $8.03      $7.22      $9.60      $8.14


Ratios/Supplemental Data
Total return(diamond)       27.41%     13.57%    (23.93)%    19.94%    26.52%

Ratio of total expenses
to average net assets        1.46%      1.62%      1.53%      1.47%     1.66%

Ratio of net investment
income (loss) to average
net assets                   0.42%      1.05%      1.35%      1.30%     1.29%

Portfolio turnover rate      27.5%      43.2%      19.0%      32.7%     22.0%

Net assets,
end of period
(in thousands)            $228,655   $200,385   $204,761   $398,066  $213,691


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

                                                               October 31, 2000

Portfolio of Investments                                 Shares        Value
--------------------------------------------------------------------------------
                                                           In thousands

ARGENTINA  3.6%

Common Stocks  3.6%

Banco Frances del Rio de la Plata ADR (USD)             143,868    $   3,147

Grupo Financiero Galicia ADR (USD) *                     36,059          527

Perez Companc                                         2,394,033        3,448

Telecom Argentina ADR (USD)                              61,640        1,060

Total Argentina (Cost $11,502)                                         8,182


BRAZIL  38.1%

Common Stocks  23.2%

Brasil Telecom Participacoes ADR (USD)                   27,488        1,490

Companhia Vale do Rio Doce ADR (USD)                    202,200        4,727

Embratel Participacoes ADR (USD)                        156,900        2,540

Pao de Acucar ADR (USD)                                 261,532        9,317

Petroleo Brasileiro (Petrobras) ADR (USD) *             454,000       13,194

Tele Norte Leste Participacoes ADR (USD)                131,310        2,905

Telebras ADR (USD)                                      163,386       11,968

Telemig Celular ADR (USD)                                19,300        1,013

Telesp Celular ADR (USD)                                 69,700        2,204

Unibanco GDR (USD)                                      148,000        3,737

                                                                      53,095


Preferred Stocks  14.9%

Ambev *                                              46,452,410       10,366

Banco Itau                                           84,371,000        6,563

Cia Energetica Minas Gerais                          82,376,141        1,251

Petroleo Brasileiro (Petrobras)                         601,057       15,935

                                                                      34,115

Total Brazil (Cost $72,394)                                           87,210


CHILE  3.6%

Common Stocks  3.6%

Banco Santiago ADR (USD)                                 98,258        1,941

Compania de Telecomunicaciones de Chile

  (Class A) ADR (USD) *                                  13,150          201

Embotelladora Andina ADR (USD)                          201,518        2,418

Enersis ADR (USD) *                                     202,723        3,598

Total Chile (Cost $10,809)                                             8,158


MEXICO  48.4%

Common Stocks  48.4%

Cemex Participating Certificates

  (Represents 2 Series A and 1 Series B shares)       1,225,504       $5,152

Coca-Cola Femsa (Class L) ADR (USD)                     242,300        4,649

Corporacion Interamericana de Entretenimiento *         559,400        2,527

Fomennto Economico Mexico, UBD Units

  (Represents 1 Series B and
   4 Series D shares)                                  1,966,910        7,487

Grupo Elektra, Participating Certificates

  (Represents 1 Class L share and
   2 Class B shares)                                   3,021,090        3,128

Grupo Financiero Banamex *                            8,487,000       13,189

Grupo Financiero BBVA Bancomer *                     20,449,000       12,660

Grupo Iusacell ADR (USD) *                              309,000        4,017

Grupo Modelo (Class C)                                1,185,680        3,162

Grupo Sanborns *                                        546,300          910

Grupo Televisa GDR (USD) *                              187,200       10,132

Kimberly-Clark de Mexico (Class A)                      890,041        2,276

Organizacion Soriana                                    149,000          467

Telefonos de Mexico (Telmex) (Class L) ADR (USD)        662,576       35,738

Wal-Mart de Mexico ADR (USD) *                          215,693        5,244

Total Mexico (Cost $75,614)                                          110,738


PERU  0.1%

Common Stocks  0.1%

Credicorp (USD)                                          37,790          276

Total Peru (Cost $663)                                                   276


SPAIN  1.2%

Common Stocks  1.2%

Telefonica ADR (USD) *                                   45,858        2,657

Total Spain (Cost $3,175)                                              2,657


VENEZUELA  1.6%

Common Stocks  1.6%

Compania Anonima Nacional Telefonos de Venezuela (CANTV)

  (Class D) ADR (USD)                                   193,364   $    3,674

Total Venezuela (Cost $6,592)                                          3,674


UNITED STATES  0.1%

Common Stocks  0.1%

StarMedia Network *                                      60,000          365

Total United States (Cost $1,760)                                        365


SHORT-TERM INVESTMENTS  3.1%

Money Market Funds  3.1%

Reserve Investment Fund, 6.68% #                      7,009,778        7,010

Total Short-Term Investments (Cost $7,010)                             7,010

Total Investments in Securities
99.8% of Net Assets (Cost $189,519)                                 $228,270

Other Assets Less Liabilities                                            385

NET ASSETS                                                          $228,655
                                                                   ----------

  *   Non-income producing
  #   Seven-day yield
ADR   American depository receipt
GDR   Global depository receipt
USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
                                                              October 31, 2000


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities, at value (Cost $189,519)            $228,270

Securities lending collateral                                    26,997

Other assets                                                      1,656

Total assets                                                    256,923


Liabilities

Obligation to return securities lending collateral               26,997

Other liabilities                                                 1,271

Total liabilities                                                28,268

NET ASSETS                                                     $228,655
                                                              ----------

Net Assets Consist of:

Accumulated net investment income - net of distributions           $689

Accumulated net realized gain/loss - net of distributions       (54,395)

Net unrealized gain (loss)                                       38,731

Paid-in-capital applicable to 22,448,522 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized              243,630

NET ASSETS                                                     $228,655
                                                              ----------

NET ASSET VALUE PER SHARE                                        $10.19


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    10/31/00

Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $410)                          $   4,193

  Interest                                                               523

  Securities lending                                                      78

  Total income                                                         4,794

Expenses

  Investment management                                                2,734

  Shareholder servicing                                                  668

  Custody and accounting                                                 197

  Prospectus and shareholder reports                                      53

  Legal and audit                                                         28

  Registration                                                            27

  Directors                                                                7

  Miscellaneous                                                           14

  Total expenses                                                       3,728

Net investment income (loss)                                           1,066


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                          (5,970)

  Foreign currency transactions                                         (178)

  Net realized gain (loss)                                            (6,148)

Change in net unrealized gain or loss

  Securities                                                          59,410

  Other assets and liabilities
  denominated in foreign currencies                                       15

  Change in net unrealized gain or loss                               59,425

Net realized and unrealized gain (loss)                               53,277

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $54,343



The accompanying notes are an integral part of these financial statements.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       10/31/00     10/31/99

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                       $    1,066   $    2,112

  Net realized gain (loss)                               (6,148)     (35,160)

  Change in net unrealized gain or loss                  59,425       54,790

  Increase (decrease) in net assets from operations      54,343       21,742

Distributions to shareholders

  Net investment income                                    (998)      (3,788)

Capital share transactions *

  Shares sold                                           143,415      114,750

  Distributions reinvested                                  946        3,608

  Shares redeemed                                      (169,684)    (140,909)

  Redemption fees received                                  248          221

  Increase (decrease) in net
  assets from capital
  share transactions                                    (25,075)     (22,330)

Net Assets

Increase (decrease) during period                        28,270       (4,376)

Beginning of period                                     200,385      204,761

End of period                                          $228,655     $200,385

*Share information

  Shares sold                                            13,280       14,781

  Distributions reinvested                                   96          546

  Shares redeemed                                       (15,879)     (18,729)

  Increase (decrease) in shares outstanding              (2,503)      (3,402)


The accompanying notes are an integral part of these financial statements.




T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
                                                               October 31, 2000


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANTACCOUNTINGPOLICIES


     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in Latin America.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENTTRANSACTIONS


     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets   At October 31, 2000, approximately 95.4% of the fund's
     net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending   The fund lends its securities to approved brokers to
     earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2000, the value of loaned securities was $27,268,000; aggregate collateral consisted of $26,997,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $66,346,000 and $95,246,000, respectively, for the year ended October 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2000, the fund had $54,395,000 of capital loss carryforwards, $14,499,000 of which expires in 2004, $33,638,000 in 2007, and $6,258,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                           $ (168,000)
     Undistributed net realized gain                                  179,000
     Paid-in-capital                                                  (11,000)

     At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $189,519,000. Net unrealized gain aggregated $38,751,000 at period-end, of which $55,025,000 related to appreciated investments and $16,274,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates).

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $204,000 was payable at October 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $626,000 for the year ended October 31, 2000, of which $65,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 0.6% of the outstanding shares of the Latin America Fund at October 31, 2000. For the year then ended, the fund was allocated $3,000 of Spectrum expenses.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2000, totaled $514,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $6,705,000 with certain affiliates of the manager and paid commissions of $18,000 related thereto.


T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Latin America Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Latin America Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP


     Baltimore, Maryland
     November 17, 2000



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/00
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund will pass through foreign source income of $1,307,000 and foreign taxes paid of $410,000.


Annual Meeting Results
--------------------------------------------------------------------------------

     The T. Rowe Price Latin America Fund held an annual meeting on October 25, 2000, to approve a new investment management agreement, to elect directors to the fund, and to ratify the appointment of PricewaterhouseCoopers LLP as the fund's independent accountants.

     The results of voting were as follows (by number of shares):

     For approval of a new investment management agreement:

     Affirmative:               12,360,648.887
     Against:                      349,593.449
     Abstain:                      336,982.235
     Total:                     13,047,224.571

     For nominees to the Board of Directors of the Latin America Fund: M. David Testa

     Affirmative:               12,594,129.554
     Withhold:                     453,095.017
     Total:                     13,047,224.571

     Martin G. Wade

     Affirmative:               12,586,852.579
     Withhold:                     460,371.992
     Total:                     13,047,224.571

     Anthony W. Deering

     Affirmative:               12,605,835.704
     Withhold:                     441,388.867
     Total:                     13,047,224.571

     Donald W. Dick, Jr.

     Affirmative:               12,615,465.769
     Withhold:                     431,758.802
     Total:                     13,047,224.571

     Paul M. Wythes

     Affirmative:               12,591,781.032
     Withhold:                     455,443.539
     Total:                     13,047,224.571


     To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants:

     Affirmative:               12,598,337.608
     Against:                      208,515.224
     Abstain:                      240,371.739
     Total:                     13,047,224.571


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square




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T. Rowe Price Investment Services, Inc., Distributor.         F97-050  10/31/00